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                                                     Fortis international stock
                                                     funds semiannual report
                                                     April 30, 2000




                                                          FORTIS FINANCIAL GROUP

                                 [GRAPHIC]




Fortis International Equity Fund
Fortis Global Growth Fund

FORTIS WORLDWIDE PORTFOLIOS, INC. SEMIANNUAL REPORT

  CONTENTS

  LETTER TO SHAREHOLDERS                                          1

  SCHEDULES OF INVESTMENTS
     GLOBAL GROWTH PORTFOLIO                                      5
     INTERNATIONAL EQUITY PORTFOLIO                               8

  STATEMENTS OF ASSETS AND LIABILITIES                           12

  STATEMENTS OF OPERATIONS                                       13

  STATEMENTS OF CHANGES IN NET ASSETS
     GLOBAL GROWTH PORTFOLIO                                     14
     INTERNATIONAL EQUITY PORTFOLIO                              15

  NOTES TO FINANCIAL STATEMENTS                                  16

  BOARD OF DIRECTORS AND OFFICERS                                23

  OTHER PRODUCTS AND SERVICES                                    24

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2000, Ext. 3012

 - 7:30 a.m. to 7:00 p.m. CST, M-Th

 - 7:30 a.m. to 7:00 p.m. CST, F

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2000, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2000.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL
(800) 800-2000, EXT. 4579.

HOW TO USE THIS REPORT

For a quick overview of the funds' performance during the past six-months, refer to the Highlights box below. The letter from the portfolio managers and president provides a more detailed analysis of the fund, and financial markets.

The charts following the letters are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by country. The portfolio changes show the investment decisions your Fund manager has made over the period in response to changing market conditions.

The performance chart graphically compares the fund's total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000

                                                 CLASS A    CLASS B    CLASS C    CLASS H
                                                 -------    -------    -------    -------
GLOBAL GROWTH PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $31.23     $30.13     $30.19     $30.14
  End of period..............................    $35.31     $33.81     $33.93     $33.81
TOTAL RETURN*                                     25.38%     24.94%     25.09%     24.90%
DISTRIBUTIONS PER SHARE
  From net realized gains on investments.....    $3.610     $3.610     $3.610     $3.610

INTERNATIONAL EQUITY PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $17.14     $17.05     $17.05     $17.03
  End of period..............................    $23.59     $23.37     $23.37     $23.35
TOTAL RETURN*                                     38.41%     37.85%     37.85%     37.90%
DISTRIBUTIONS PER SHARE
From net realized gains on investments.......    $0.130     $0.130     $0.130     $0.130

    * These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

[PHOTO]

FORTIS WORLDWIDE PORTFOLIOS

DEAR SHAREHOLDER:

Thank you for choosing the Fortis Global Growth Portfolio and Fortis International Equity portfolio to help achieve your financial goals. The Fortis Global Growth Portfolio invests in growth companies anywhere in the world, including the United States. The Fortis International Portfolio focuses primarily on investments in foreign equity markets.

During the six-month period ended April 30, 2000, the Fortis Global Growth Portfolio had a total return of 25.38% for class A shares before sales charge which compared to a total return of 7.64% for the Morgan Stanley Capital International World Index (MSCI). The Fortis International Equity Portfolio over the same six month period had a total return of 38.41% for class A shares before sales charge, which compared to a total return of 6.84% for the Morgan Stanley Capital International EAFE Index (Europe, Australia, Far East). The EAFE Index is the traditional representation of non-North American equity markets. The outperformance by the Fortis Funds was due to a variety of factors. Some of the most important being the significant outperformance of growth oriented global companies worldwide. Many companies involved in the high growth areas of technology, telecommunications, and media outperformed the equity markets during the past six months. Both Funds had a significant exposure to these sectors. We view these as key long-term growth areas. Valuation levels have risen for many growth stocks over the past year, which has resulted in increased volatility in most equity markets.

At April 30, 2000, the Fortis Global Growth portfolio was highly diversified with individual holdings in 21 nations. Foreign holdings represent 52.4% of total net assets, while the holdings in the United States represented 42.5%. Our long-term goal is to invest in the world's best positioned and best managed growth companies regardless of where they are located. Our focus over the years has been in high growth segments of the world's economy such as wireless communications, cable television, semiconductor manufacturers, semiconductor capital equipment suppliers, and companies which providing products that enable the build-up of the world's internet. We have also invested in other growth segments such as biotechnology, natural gas suppliers and energy services. We have over the past year increased our exposure to the Japanese stock market. There are significant changes occurring in Japan and our focus there has been on the leading edge companies that are restructuring their operations to take advantage of the "new economy". Companies such as Sony, NEC, and Fujitsu are good examples where management is implementing new strategies to compete globally.

The Fortis International Equity Portfolio at the end of April, 2000, was invested in 27 nations. Europe represented 37.0%, Japan 21.1%, the United Kingdom 7.6%, emerging markets 13.2%, and other nations 4.9%. Our goal with this portfolio is to provide investors with an international fund that is highly diversified in all major economic and investment segments. The fund has a primary focus on traditional blue chip investments overseas, but does participate in other segments such as growth-oriented companies and restructuring situations. The fund's strong performance over the past year has been due to its exposure to the growth areas of telecommunications, technology, and media. This fund has also participated in the spread of the "new economy" to foreign nations. An example would be the development of the internet industry in Latin America, Japan, and Europe. The investment outlook is favorable longer term as corporate restructuring and merger and acquisition activity is expected to continue to spread in both Europe and Japan.

GLOBAL ECONOMY

The general outlook for the world's economy has continued to strengthen over the past six months. Improving economies in Europe, Southeast Asia, and Japan, along with continued extraordinary strength in the U.S. economy has led to higher projected gross domestic product (GDP) gains for the world's economy.

               The world economy has, in recent years, been growing at below trend line rates due to the economic problems in Southeast Asia and Japan. The current situation is as favorable as we have seen in some time. The consensus growth forecast for the year 2000 world GDP is now in the 4-5% range. This compares to global (GDP) economic growth of 2.7% in 1998 and 3.3% in 1999. This above average growth is resulting in some signs of inflation in the United States. Inflation, up until recently, has not been a major concern to economists due to the excess capacity in the world economy for energy, commodities, and manufactured goods. The established economies of the United States and Europe have benefited from low inflation over the past several years and were able to demonstrate economic growth with little inflationary pressures. This is beginning to become less favorable as prices for labor, energy, and certain commodities begin to increase due to economic growth. The expectation of greater inflation has led the world's central banks to begin increasing short-term interest rates. The goal is to slow economic growth to a reasonable rate and keep inflation under control. Prior to mid-year 1999 many central banks around the world were lowering interest rates in an attempt to "jump start" their economies. This, along with a strong fiscal spending program in Japan, has resulted in the aforementioned improved economic growth outlook. Currently, we are in a synchronized global recovery and consequently must closely monitor the inflationary pressures. High levels of inflation impact valuations for financial assets. This is why it is critical for the world's central banks, led by the Federal Reserve Bank, to take the necessary actions now in order to contain inflation. The net result will likely be continued volatility for global equity prices and foreign currencies.

               Looking ahead, we anticipate some slowing in economic activity as higher interest rates begin to gradually impact the global economy. The Federal Reserve is committed to maintaining a stable economic environment and keeping inflation low. Should the Federal Reserve be successful in accomplishing its goals, the investment outlook would remain highly favorable. The longer-term economic outlook is sound due primarily to the expected spending for high technology related products and services on a global basis. Companies are being forced to become more competitive and this is likely to result in spending on goods and services, which help management reduce their cost structures. Many technology driven products help achieve greater productivity which reduces the costs of doing business. The proliferation of technology into everyday products such as cell phones and other appliances is broadening the demand for components, software and services. Key global investment themes in technology include the growth of wireless telecommunications, the proliferation of the internet and the expected growth for wireless broadband access to the internet. Non-technology industries such as energy services, financial services and specialty retailing should also prosper with the improved outlook for the global economy.

               LONG TERM OUTLOOK

               The longer-term outlook for investing in global equities remains favorable. The world economy is positioned to grow, the world's central banks are making an effort to control inflation, and long term capital spending for new technologies is in place. These key factors should focus investors on growth oriented global companies. Our funds historically have specialized in investing in the world's best-positioned growth companies and will continue to do so. Although increased volatility is likely for equities, the long term potential remains positive.

               THANK YOU FOR YOUR INVESTMENT

               We appreciate your investment in the Fortis Global Growth and Fortis International Equity Portfolios. If you have any questions, please call us or your investment professional.

               Sincerely,

                                             /s/ Dean Kopperud       /s/ Cindy Mezey               /s/ Jim Byrd
                                             Dean Kopperud           Cindy Mezey                   Jim Byrd
                                             President               Vice President, Equities      Vice President

PORTFOLIO DIVERSIFICATION BY COUNTRY
AS OF 4/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                 42.5%
Japan                         20.1%
Other                          7.8%
United Kingdom                 7.3%
Cash Equivalents/Receivables   5.1%
Finland                        3.8%
Sweden                         3.2%
Spain                          2.6%
Netherlands                    2.2%
France                         2.1%
Israel                         2.0%
Germany                        1.3%

TOP 10 EQUITY HOLDINGS AS OF 4/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Vodafone AirTouch plc (United Kingdom)                  4.3%
 2.  Nokia Oyj (Finland)                                     3.8%
 3.  Cisco Systems, Inc. (United States)                     3.3%
 4.  Ericsson (L.M.) Telephone Co. Class B ADR (Sweden)      3.2%
 5.  Xilinx, Inc. (United States)                            3.0%
 6.  PE Corp-PE Biosystems Group (United States)             3.0%
 7.  LTX Corp. (United States)                               2.3%
 8.  Advantest Corp. (Japan)                                 2.2%
 9.  Cheesecake Factory, Inc. (United States)                2.1%
10.  Trend Micro, Inc. (Japan)                               2.1%

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 4/30/2000

ADDITIONS:                      ELIMINATIONS:
Aurora Biosciences Corp.        Brinker International, Inc.
BATM Advanced Communications    DSP Communications, Inc.
 Ltd.                           East Japan Railway Co.
Benesse Corp.                   ECI Telecom Ltd.
Hutchison Whampoa Ltd.          Fuji Bank Ltd.
Infineon Technologies AG        Hikari Tsushin, Inc.
KPNQwest N.V.                   Industrie Natuzzi S.p.A. ADR
LTX Corp.                       Sanofi-Synthelabo S.A.
MGC Communications Corp.        Sykes Enterprises, Inc.
Starbucks Corp.                 TDK Corp.
Sumitomo Bank Ltd.

GLOBAL GROWTH PORTFOLIO CLASS A

VALUE OF $10,000 INVESTED JULY 8, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 MSCI WORLD INDEX***  GLOBAL GROWTH PORTFOLIO CLASS A
7/08/91                                      $10,000                           $9,525
92                                           $10,427                          $10,518
93                                           $12,130                          $11,943
94                                           $13,633                          $13,548
95                                           $15,034                          $14,090
96                                           $17,932                          $19,762
97                                           $19,874                          $19,477
98                                           $25,742                          $25,719
99                                           $29,956                          $25,225
00                                           $33,741                          $37,202
GLOBAL GROWTH PORTFOLIO CLASS A
AVERAGE ANNUAL TOTAL RETURN
                                              1 YEAR                           5 YEAR  SINCE JULY 8, 1991@
WITH SALES CHARGE*                           +40.48%                          +20.26%              +16.08%
WITHOUT SALES CHARGE**                       +47.48%                          +21.43%              +16.72%

                       Annual period ended April 30, 2000
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
 ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.
  @  Date shares were first offered to the public.

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                  Since
                                           1 Year     5 Year    Inception+
--------------------------------------------------------------------------
Class B shares#                           +46.37%    +20.55%      +18.95%
Class B shares##                          +42.77%    +20.37%      +18.87%
Class C shares #                          +46.72%    +20.62%      +19.02%
Class C shares ##                         +45.72%    +20.62%      +19.02%
Class H shares #                          +46.31%    +20.54%      +18.95%
Class H shares ##                         +42.71%    +20.37%      +18.87%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed within year three or four, 2.00% if redeemed in year five, and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested) and Class C has a CDSC of 1.00% if redeemed within one year of purchase.
  #  Without CDSC.
 ##  With CDSC. Assumes redemption on April 30, 2000.
  +  Since November 14, 1994 -- Date shares were first offered to the public.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 4/30/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Japan                         21.1%
Other                         19.0%
Cash Equivalents/Receivables  11.2%
Netherlands                    8.0%
United Kingdom                 7.6%
France                         6.9%
Germany                        6.6%
United States                  5.8%
Spain                          4.1%
Italy                          3.6%
Israel                         3.1%
Canada                         3.0%

TOP 10 EQUITY HOLDINGS AS OF 4/30/2000

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Enron Corp. (United States)                             1.8%
 2.  ST Assembly Test Services Ltd. ADR (Singapore)          1.6%
 3.  Sonera Oyj (Finland)                                    1.6%
 4.  Advantest Corp. (Japan)                                 1.6%
 5.  Terra Networks S.A. (Spain)                             1.5%
 6.  ARM Holdings plc (United Kingdom)                       1.4%
 7.  Tokyo Electron Ltd. (Japan)                             1.3%
 8.  Allianz AG (Germany)                                    1.3%
 9.  Trend Micro, Inc.(Japan)                                1.3%
10.  Precision Drilling Corp. (Canada)                       1.3%

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 4/30/2000

ADDITIONS:                           ELIMINATIONS:
Benesse Corp.                        East Japan Railway Co.
Jazztel plc ADR                      Eircom plc
KPNQwest N.V.                        Fuji Bank Ltd.
Schlumberger Ltd.                    Hikari Tsushin, Inc.
ST Assembly Test Services Ltd. ADR   Italcementi S.p.A.
Terra Networks S.A.                  Merita plc Class A
Total Fina S.A. Class B              Mondadori (Arnoldo) Editore S.p.A.
Toyota Motor Corp.                   Scottish and Southern Energy plc
UTStarcom, Inc.                      TDK Corp.
Wal-Mart de Mexico S.A. de CV        Unilever plc

INTERNATIONAL EQUITY PORTFOLIO CLASS A

VALUE OF $10,000 INVESTED MARCH 2, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        MSCI EAFE INDEX***  INTERNATIONAL EQUITY PORTFOLIO CLASS A
3/02/98                                            $10,000                                  $9,525
98                                                 $10,394                                 $10,372
99                                                 $11,414                                 $12,015
00                                                 $13,032                                 $21,793
INTERNATIONAL EQUITY PORTFOLIO CLASS A
AVERAGE ANNUAL TOTAL RETURN
                                                                                             SINCE
                                                    1 YEAR                          MARCH 2, 1998@
WITH SALES CHARGE*                                 +72.76%                                 +43.28%
WITHOUT SALES CHARGE**                             +81.38%                                 +46.53%

                      Annual period ended April 30, 2000
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ***  An unmanaged index of the stocks of Europe, Australia and the Far East.
   @  Date shares were first offered to the public.

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                 Since
                                               1 Year         Inception+
---------------------------------------------------------------------------
Class B shares#                                   +79.97%           +45.59%
Class B shares##                                  +76.37%           +44.78%
Class C shares#                                   +79.97%           +45.59%
Class C shares##                                  +78.97%           +45.59%
Class H shares#                                   +79.95%           +45.53%
Class H shares##                                  +76.35%           +44.72%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CSDC of 1.00% if redeemed within one year of purchase.
  #  Without CDSC.
 ##  With CDSC. Assumes redemption on April 30, 2000.
  +  Since March 2, 1998 -- Date shares were first offered to the public

FORTIS WORLDWIDE PORTFOLIOS, INC.
GLOBAL GROWTH PORTFOLIO
Schedule of Investments
April 30, 2000 (Unaudited)

COMMON STOCKS-93.23%
--------------------------------------------------------------------------------

                                                                                Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   ------------
               AUSTRALIA - 0.42%
      84,000   Broken Hill Proprietary Co.
                 Ltd. -- METALS-MINING AND MISCELLANEOUS....   $  925,599    $    903,818
                                                               -----------   ------------
               BELGIUM - 0.37%
       6,150   Dexia -- BANKS...............................      753,423         799,201
                                                               -----------   ------------
               FINLAND - 3.84%
     144,000   Nokia Oyj -- TELECOMMUNICATION EQUIPMENT.....      186,092       8,280,440
                                                               -----------   ------------
               FRANCE - 2.12%
      27,500   Aventis (Warrants) (a) -- DRUGS..............       93,872         139,219
       8,000   Axa -- FINANCIAL SERVICES....................      923,437       1,189,065
      18,960   Carrefour S.A. -- RETAIL-GROCERY.............    1,051,925       1,237,123
       4,300   Groupe Danone -- FOOD........................      782,321         942,421
      17,000   Sidel S.A. -- MACHINERY......................    1,393,671       1,065,857
                                                               -----------   ------------
                                                                4,245,226       4,573,685
                                                               -----------   ------------
               GERMANY - 0.34%
       9,000   Infineon Technologies
                 AG (a) -- ELECTRONIC-SEMICONDUCTOR.........      305,865         613,487
       3,000   T-Online International
                 AG (a) -- TELECOMMUNICATIONS...............       77,679         110,723
                                                               -----------   ------------
                                                                  383,544         724,210
                                                               -----------   ------------
               HONG KONG - 1.01%
     149,000   Hutchison Whampoa Ltd. -- DIVERSIFIED
                 COMPANIES..................................    2,273,764       2,171,147
                                                               -----------   ------------
               HUNGARY - 0.56%
      35,000   Matav Rt. ADR -- TELEPHONE SERVICES..........      832,750       1,218,437
                                                               -----------   ------------
               ISRAEL - 2.03%
       8,500   BATM Advanced Communications
                 Ltd. -- TELECOMMUNICATION EQUIPMENT........      604,144         605,187
      86,000   Teva Pharmaceutical Industries Ltd.
                 ADR -- DRUGS...............................    1,634,437       3,784,000
                                                               -----------   ------------
                                                                2,238,581       4,389,187
                                                               -----------   ------------
               ITALY - 1.09%
     168,200   Telecom Italia S.p.A. -- TELEPHONE
                 SERVICES...................................    1,125,574       2,357,458
                                                               -----------   ------------
               JAPAN - 20.09%
      21,000   Advantest Corp. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................    1,430,224       4,801,388
      21,960   Aiful Corp. -- FINANCIAL SERVICES............      846,791       2,214,795
      12,000   Benesse Corp. -- EDUCATIONAL SERVICES........    1,179,855       1,054,823
      73,000   Canon, Inc. ADR -- OFFICE EQUIPMENT AND
                 SUPPLIES...................................    1,473,574       3,389,937
       3,510   Fancl Corp. (e) -- RETAIL-SPECIALTY..........      840,918         510,870
      41,000   Fujitsu Ltd. -- ELECTRONIC-COMPONENTS........      633,135       1,160,861
       6,000   Fujitsu Support and Service,
                 Inc. (e) -- BUSINESS SERVICES..............       93,974         888,272
      15,900   Murata Manufacturing Co.
                 Ltd. -- ELECTRONIC-COMPONENTS..............    1,034,725       3,089,521
      87,000   NEC Corp. -- ELECTRONIC-COMPONENTS...........    1,058,614       2,366,690
      13,400   Nintendo Co. Ltd. -- TOYS....................    1,609,675       2,231,783
         217   Nippon Telegraph & Telephone
                 Corp. -- TELEPHONE SERVICES................    1,832,201       2,690,539
      14,400   Orix Corp. -- LEASING........................    1,106,409       2,054,573
      45,000   Sharp Corp. -- ELECTRONIC-COMPONENTS.........      987,922         868,147
      30,000   Sony Corp. -- ELECTRONIC-COMPONENTS..........      973,223       3,444,830
     105,000   Sumitomo Bank Ltd. -- BANKS..................    1,649,562       1,312,561
      63,180   Sunkus & Associates,
                 Inc. -- RETAIL-MISCELLANEOUS...............    2,024,338       2,250,687
      19,000   Takeda Chemical Industries Ltd. -- DRUGS.....      770,866       1,249,965
      20,200   Tokyo Electron Ltd. -- ELECTRONIC-CONTROLS
                 AND EQUIPMENT..............................    1,062,208       3,291,436
      30,000   Trend Micro, Inc. -- COMPUTER-SOFTWARE.......    1,545,335       4,496,877
                                                               -----------   ------------
                                                               22,153,549      43,368,555
                                                               -----------   ------------
               MEXICO - 1.01%
      34,500   Grupo Televisa S.A.
                 GDR (a) -- BROADCASTING....................    1,098,100       2,188,594
                                                               -----------   ------------
               NETHERLANDS - 2.23%
      18,000   IHC Caland N.V. -- OIL AND GAS FIELD
                 SERVICES...................................      369,274         729,952
      21,000   KPNQwest N.V. (a) -- TELEPHONE SERVICES......      437,850         874,575
      60,000   VNU N.V. -- PUBLISHING.......................    1,395,594       3,217,802
                                                               -----------   ------------
                                                                2,202,718       4,822,329
                                                               -----------   ------------

FORTIS WORLDWIDE PORTFOLIOS, INC.
GLOBAL GROWTH PORTFOLIO (CONTINUED)
Schedule of Investments
April 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   ------------
               NORWAY - 1.17%
     103,000   Petroleum Geo-Services ADR (a) -- OIL AND GAS
                 FIELD SERVICES.............................   $1,553,552    $  1,673,750
      70,000   Stolt Comex Seaway S.A. (a) -- OIL AND GAS
                 FIELD SERVICES.............................      493,694         844,375
                                                               -----------   ------------
                                                                2,047,246       2,518,125
                                                               -----------   ------------
               SOUTH AFRICA - 0.26%
      80,000   Sappi Ltd. -- PAPER..........................      667,645         560,513
                                                               -----------   ------------
               SOUTH KOREA - 0.46%
      61,000   Korea Electric Power Corp.
                 ADR -- UTILITIES-ELECTRIC..................      816,362         998,875
                                                               -----------   ------------
               SPAIN - 2.59%
      65,000   Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS...    1,030,404       1,332,777
      64,296   Telefonica S.A. ADR -- TELEPHONE SERVICES....    1,381,702       4,259,610
                                                               -----------   ------------
                                                                2,412,106       5,592,387
                                                               -----------   ------------
               SWEDEN - 3.24%
       3,400   Effnet Group
                 AB (a) (e) -- COMPUTER-COMMUNICATION
                 EQUIPMENT..................................      128,918         151,904
      77,500   Ericsson (L.M.) Telephone Co. Class B
                 ADR -- TELECOMMUNICATION EQUIPMENT.........      750,719       6,853,906
                                                               -----------   ------------
                                                                  879,637       7,005,810
                                                               -----------   ------------
               SWITZERLAND - 0.60%
         124   Roche Holding AG -- DRUGS....................      809,161       1,298,018
                                                               -----------   ------------
               UNITED KINGDOM - 7.27%
      85,200   Capita Group plc -- BUSINESS SERVICES........      185,210       2,195,797
      38,700   Energis plc (a) -- TELEPHONE SERVICES........      185,606       1,919,682
     226,476   New Dixons Group plc -- RETAIL-ELECTRIC
                 PRODUCTS, RADIO, TV, AUDIO.................      713,207         924,958
     163,636   Telewest Communications
                 plc (a) (e) -- CABLE TELEVISION............      499,818       1,007,587
      51,000   Thus plc (a) (e) -- ON-LINE INFORMATION
                 SERVICES...................................      257,624         298,470
   2,027,321   Vodafone AirTouch
                 plc -- TELECOMMUNICATIONS..................    1,721,083       9,342,580
                                                               -----------   ------------
                                                                3,562,548      15,689,074
                                                               -----------   ------------
               UNITED STATES - 42.53%
       1,500   Akamai Technologies,
                 Inc. (a) -- COMPUTER-SOFTWARE..............       39,000         148,313
      18,000   Alcoa, Inc. -- METALS-MINING AND
                 MISCELLANEOUS..............................      945,329       1,167,750
      36,000   Altera
                 Corp. (a) -- ELECTRONIC-SEMICONDUCTOR......      378,171       3,681,000
      22,000   Applied Materials,
                 Inc. (a) -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................      616,344       2,239,875
      14,000   AT&T Wireless Group (a) -- WIRELESS
                 TELECOMMUNICATIONS CARRIERS................      413,000         445,375
      44,500   Aurora Biosciences Corp. (a) -- MEDICAL
                 TECHNOLOGY.................................    2,803,000       1,613,125
       1,500   Avanex Corp. (a) -- COMPUTER-COMMUNICATION
                 EQUIPMENT..................................       54,000         182,812
      48,750   Baker Hughes, Inc. -- OIL AND GAS FIELD
                 SERVICES...................................      934,074       1,550,859
      87,000   Bed Bath & Beyond,
                 Inc. (a) -- RETAIL-SPECIALTY...............    1,073,371       3,191,813
       3,200   Broadcom Corp.
                Class A (a) -- ELECTRONIC-SEMICONDUCTOR.....      472,000         551,600
      19,950   Cardinal Health, Inc. -- HEALTH CARE
                 SERVICES...................................      686,723       1,098,497
      26,000   Celera Genomics (a) -- BIOMEDICS, GENETICS
                 RESEARCH AND DEVELOPMENT...................      160,327       2,145,000
     110,550   Cheesecake Factory, Inc. (a) -- RESTAURANTS
                 AND FRANCHISING............................    2,212,505       4,525,641
      47,000   Chiron Corp. (a) -- DRUGS....................    1,516,708       2,126,750
     104,000   Cisco Systems,
                 Inc. (a) -- COMPUTER-COMMUNICATION
                 EQUIPMENT..................................      139,389       7,210,125
      66,000   Citrix Systems,
                 Inc. (a) -- COMPUTER-SOFTWARE..............    1,103,486       4,030,125
      22,000   Comcast Corp. Special Class A (a) -- CABLE
                 TELEVISION.................................      683,173         881,375
       6,300   DigitalThink, Inc. (a) -- EDUCATIONAL
                 SERVICES...................................       88,200         126,788
      47,000   Enron Corp. -- NATURAL GAS TRANSMISSIONS.....    1,535,425       3,275,313
     122,000   EOG Resources, Inc. -- OIL-CRUDE PETROLEUM
                 AND GAS....................................    2,604,441       3,034,750
      76,000   Global TeleSystems Group,
                 Inc. (a) -- TELEPHONE SERVICES.............    1,908,460       1,106,750
      31,000   Guidant Corp. (a) -- MEDICAL TECHNOLOGY......    1,234,175       1,778,625
      64,800   Intuit, Inc. (a) -- COMPUTER-SOFTWARE........    1,936,666       2,328,750
     106,400   LTX Corp. (a) -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................    1,938,686       4,867,800
      19,000   MediaOne Group, Inc. (a) -- CABLE
                 TELEVISION.................................      728,186       1,436,875
      32,700   Medtronic, Inc. (with rights) -- MEDICAL
                 TECHNOLOGY.................................    1,017,216       1,698,356
      32,000   MGC Communications, Inc. (a) -- TELEPHONE
                 SERVICES...................................    1,291,901       1,568,000
      13,000   Motorola, Inc. -- TELECOMMUNICATION
                 EQUIPMENT..................................      898,596       1,547,813
       7,000   Next Level Communications,
                 Inc. (a) -- TELECOMMUNICATION EQUIPMENT....      140,000         557,375
      71,100   Outback Steakhouse, Inc. (a) -- RESTAURANTS
                 AND FRANCHISING............................    1,684,569       2,328,525
     107,600   PE Corp-PE Biosystems Group -- MEDICAL
                 TECHNOLOGY.................................    1,607,630       6,456,000

--------------------------------------------------------------------------------

                                                                                Market
     Shares                                                     Cost (b)      Value (c)
   ----------                                                  -----------   ------------
      11,682   Schlumberger Ltd. -- OIL AND GAS FIELD
                 SERVICES...................................   $  377,042    $    894,403
       2,500   Selectica, Inc. (a) -- COMPUTER-SOFTWARE.....       75,000          95,000
       3,200   Sequenom, Inc. (a) -- BIOMEDICS, GENETICS
                 RESEARCH AND DEVELOPMENT...................       83,200          77,600
      55,000   Starbucks Corp. (a) -- RESTAURANTS AND
                 FRANCHISING................................    1,574,481       1,662,891
      15,000   StarMedia Network, Inc. (a) -- ON-LINE
                 INFORMATION SERVICES.......................      225,000         328,125
      25,000   Synopsys, Inc. (a) -- COMPUTER-SOFTWARE......      856,560       1,050,000
      48,000   Tandy Corp. (with rights) -- RETAIL-ELECTRIC
                 PRODUCTS, RADIO, TV, AUDIO.................    1,857,355       2,736,000
      80,000   Tellabs, Inc. (a) -- TELECOMMUNICATION
                 EQUIPMENT..................................      537,810       4,385,000
      38,000   Tidewater, Inc. -- OIL-OFFSHORE DRILLING.....    1,065,942       1,130,500
      30,000   Transocean Sedco Forex, Inc. -- OIL-OFFSHORE
                 DRILLING...................................    1,512,693       1,410,000
      19,000   Univision Communications, Inc.
                 Class A (a) -- BROADCASTING................      669,000       2,075,750
      16,000   Varian, Inc. (a) -- MEDICAL TECHNOLOGY.......      430,501         582,000
      88,800   Xilinx,
                 Inc. (a) -- ELECTRONIC-SEMICONDUCTOR.......      490,924       6,504,600
                                                               -----------   ------------
                                                               42,600,259      91,833,624
                                                               -----------   ------------
               TOTAL COMMON STOCKS..........................   $92,213,884   $201,293,487
                                                               ===========   ============

PREFERRED STOCKS-1.66%
--------------------------------------------------------------------------------

                                                                             Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                  -----------   ------------
            BRAZIL - 0.67%
   12,288   Telecomunicacoes Brasileiras S.A. ADR
              Preferred -- TELEPHONE SERVICES............   $  678,256    $  1,452,287
                                                            -----------   ------------
            GERMANY - 0.99%
   3,675    SAP AG Preferred -- COMPUTER-SOFTWARE........      208,160       2,131,657
                                                            -----------   ------------
            TOTAL PREFERRED STOCKS.......................      886,416       3,583,944
                                                            ===========   ============
            TOTAL LONG-TERM INVESTMENTS..................   $93,100,300   $204,877,431
                                                            ===========   ============

SHORT-TERM INVESTMENTS-5.15%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               BANKS - 3.24%
   $6,999,908  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.87%........   $  6,999,908
                                                               ------------
               DIVERSIFIED FINANCE - 1.91%
   4,126,000   Associates Corp. Master Variable Rate Note,
                 Current rate -- 5.97%......................      4,126,000
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................     11,125,908
                                                               ============
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $104,226,208) (b)..........................   $216,003,339
                                                               ============

 (a) Presently not paying dividend income.
 (b) At April 30, 2000, the cost of securities for federal income tax purposes was $104,245,356 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $115,329,059
Unrealized depreciation.....................................    (3,571,076)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $111,757,983
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date Acquired     Shares/Par     Security                                               Cost Basis
-------------     ----------     --------                                               ----------
1999                   3,400     Effnet Group AB                                         $ 128,918
1999                   3,510     Fancl Corp.                                               840,918
1998                   6,000     Fujitsu Support and Service, Inc.                          93,974
1999                 163,636     Telewest Communications plc                               499,818
1999                  51,000     Thus plc                                                  257,624

       The value of these securities at April 30, 2000, was $2,857,103, which represents 1.32% of total net assets.

FORTIS WORLDWIDE PORTFOLIOS, INC.
INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 2000 (Unaudited)

COMMON STOCKS-87.32%
--------------------------------------------------------------------------------

                                                                             Market
Shares                                                         Cost (b)     Value (c)
-------                                                      ------------  -----------
         AUSTRALIA - 0.55%
9,000    Broken Hill Proprietary Company Ltd.
           ADR -- MINERALS.................................  $   194,791   $   190,688
                                                             -----------   -----------
         BELGIUM - 0.11%
  307    Dexia -- BANKS....................................       37,840        39,895
                                                             -----------   -----------
         BRAZIL - 0.64%
12,000   Aracruz Celulose S.A. ADR -- FOREST PRODUCTS......      236,032       224,250
                                                             -----------   -----------
         CANADA - 3.00%
28,000   Domtar, Inc. -- PAPER.............................      303,928       315,583
2,500    Nortel Networks Corp. -- TELECOMMUNICATION
           EQUIPMENT.......................................      154,525       283,125
14,000   Precision Drilling Corp. (a) -- OIL AND GAS FIELD
           SERVICES........................................      380,582       448,000
                                                             -----------   -----------
                                                                 839,035     1,046,708
                                                             -----------   -----------
         DENMARK - 0.67%
  700    Vestas Wind Systems A/S (e) -- MACHINERY..........       28,631       234,431
                                                             -----------   -----------
         FINLAND - 2.88%
5,600    Nokia Oyj Corp. ADR -- TELECOMMUNICATION
           EQUIPMENT.......................................       50,173       318,500
10,000   Sonera Oyj -- TELECOMMUNICATIONS..................      256,619       551,337
2,780    Tietoenator Oyj -- BUSINESS SERVICES..............      143,082       134,271
                                                             -----------   -----------
                                                                 449,874     1,004,108
                                                             -----------   -----------
         FRANCE-6.94%
6,500    Alcatel ADR -- TELECOMMUNICATION EQUIPMENT........      213,984       295,344
6,000    Aventis S.A. ADR -- DRUGS.........................      333,269       337,500
4,500    Axa ADR -- FINANCIAL SERVICES.....................      315,587       345,375
1,080    Carrefour S.A. -- RETAIL-GROCERY..................       60,849        70,469
1,750    Castorama Dubois Investissement
           S.A. -- RETAIL-MISCELLANEOUS....................      368,890       382,746
1,000    Equant N.V. (a) -- TELEPHONE SERVICES.............       27,020        77,597
1,300    STMicroelectronics
           N.V. -- ELECTRONIC-SEMICONDUCTOR................       99,365       246,594
1,800    Suez Lyonnaise des Eaux S.A. -- UTILITIES-WATER
           AND SEWER.......................................      283,367       282,959
2,500    Total Fina S.A. Class B -- OIL-CRUDE PETROLEUM AND
           GAS.............................................      380,599       380,240
                                                             -----------   -----------
                                                               2,082,930     2,418,824
                                                             -----------   -----------
         GERMANY - 5.74%
1,200    Allianz AG -- FINANCIAL SERVICES..................      410,640       451,640
3,000    BASF AG -- CHEMICALS..............................      133,548       131,364
5,000    BASF AG ADR -- CHEMICALS..........................      220,962       216,650
4,500    Bayer AG -- CHEMICALS.............................      217,142       183,103
1,200    Deutsche Bank AG -- BANKS.........................       77,231        80,705
1,700    Deutsche Telekom AG -- TELECOMMUNICATIONS.........       69,641       111,233
3,000    Epcos AG (a) -- ELECTRONIC-COMPONENTS.............      101,472       423,208
1,500    Infineon Technologies
           AG (a) -- ELECTRONIC-SEMICONDUCTOR..............       50,883       102,248
  800    Siemens AG -- CAPITAL EQUIPMENT...................       58,901       116,646
5,000    T-Online International
           AG (a) -- TELECOMMUNICATIONS....................      129,573       184,538
                                                             -----------   -----------
                                                               1,469,993     2,001,335
                                                             -----------   -----------
         HONG KONG - 1.65%
98,000   Computer & Technologies Holdings
           Ltd. (a) -- BUSINESS SERVICES...................      200,181       112,605
18,000   Hutchison Whampoa Ltd. -- DIVERSIFIED COMPANIES...      269,347       262,286
16,000   World Equity Benchmark Share-Hong Kong Index
           Series -- UNIT INVESTMENT TRUST.................      211,117       201,000
                                                             -----------   -----------
                                                                 680,645       575,891
                                                             -----------   -----------
         HUNGARY - 0.20%
2,000    Matav Rt. ADR -- TELEPHONE SERVICES...............       53,325        69,625
                                                             -----------   -----------
         IRELAND - 0.59%
9,000    Riverdeep Group plc ADR (a) -- EDUCATIONAL
           SERVICES........................................      195,000       205,875
                                                             -----------   -----------
         ISRAEL - 3.06%
3,700    BATM Advanced Communications
           Ltd. -- TELECOMMUNICATION EQUIPMENT.............      246,120       263,434
5,500    RADVision Ltd. (a) -- COMPUTER-SOFTWARE...........      110,000       210,375
7,000    Teva Pharmaceutical Industries Ltd.
           ADR -- DRUGS....................................      256,425       308,000
5,700    Zoran Corp.
           ADR (a) -- ELECTRONIC-SEMICONDUCTOR.............      338,437       284,644
                                                             -----------   -----------
                                                                 950,982     1,066,453
                                                             -----------   -----------

--------------------------------------------------------------------------------

                                                                             Market
Shares                                                         Cost (b)     Value (c)
-------                                                      ------------  -----------
         ITALY - 3.59%
1,600    Bipop-Carire S.p.A. (a) -- FINANCIAL SERVICES.....  $    75,559   $   145,808
16,000   Bulgari S.p.A. -- RETAIL-SPECIALTY................      118,561       174,970
1,600    e.Biscom S.p.A. (a) -- ON-LINE INFORMATION
           SERVICES........................................      248,192       316,403
60,000   Enel S.p.A. (a) -- UTILITIES-ELECTRIC.............      272,500       254,800
75,000   Telecom Italia Mobile
           S.p.A. -- TELECOMMUNICATIONS....................      319,363       295,945
4,500    Telecom Italia S.p.A. -- TELEPHONE SERVICES.......       32,617        63,071
                                                             -----------   -----------
                                                               1,066,792     1,250,997
                                                             -----------   -----------
         JAPAN - 21.10%
2,400    Advantest Corp. -- ELECTRONIC-CONTROLS AND
           EQUIPMENT.......................................      350,438       548,730
2,940    Aiful Corp. -- FINANCIAL SERVICES.................      218,916       296,516
6,000    Bank of Tokyo-Mitsubishi Ltd. -- BANKS............       84,515        77,391
4,000    Benesse Corp. -- EDUCATIONAL SERVICES.............      392,466       351,608
8,000    Canon, Inc. ADR -- OFFICE EQUIPMENT AND
           SUPPLIES........................................      285,125       371,500
1,170    Fancl Corp. (e) -- RETAIL-SPECIALTY...............      280,359       170,290
3,000    Fujitsu Ltd. -- ELECTRONIC-COMPONENTS.............       46,284        84,941
2,000    Fujitsu Support and Service, Inc. (e) -- BUSINESS
           SERVICESE.......................................       31,414       296,091
  800    Honda Motor Co. Ltd. ADR -- AUTOMOBILE
           MANUFACTURERS...................................       56,400        70,800
2,000    Internet Initiative Japan, Inc.
           ADR (a) -- BUSINESS SERVICES....................      118,000       120,000
1,200    Matsushita Electric Industrial Co. Ltd.
           ADR -- CAPITAL EQUIPMENT........................      299,769       319,800
1,100    Murata Manufacturing Co.
           Ltd. -- ELECTRONIC-COMPONENTS...................       71,585       213,740
6,000    NEC Corp. -- ELECTRONIC-COMPONENTS................       73,573       163,220
  600    Nintendo Co. Ltd. -- TOYS.........................       72,232        99,931
4,024    Nippon Telegraph & Telephone Corp.
           ADR -- TELECOMMUNICATION EQUIPMENT..............      259,660       256,278
13,000   Nomura Securities Co., Ltd. -- MISCELLANEOUS......      344,094       327,180
1,200    Orix Corp. -- LEASING.............................       92,193       171,214
13,000   Sharp Corp. -- ELECTRONIC-COMPONENTS..............      285,178       250,798
7,000    Shin-Etsu Chemical Co. Ltd. -- CHEMICALS..........      305,650       369,836
1,600    Sony Corp. ADR -- CONSUMER GOODS..................      268,688       361,000
14,000   Sumitomo Bank Ltd. -- BANKS.......................      220,844       175,008
5,200    Sunkus & Associates,
           Inc. -- RETAIL-MISCELLANEOUS....................      157,289       185,242
6,000    Takeda Chemical Industries Ltd. -- DRUGS..........      334,592       394,726
2,800    Tokyo Electron Ltd. -- ELECTRONIC-CONTROLS AND
           EQUIPMENT.......................................      223,172       456,239
27,000   Toshiba Corp. -- ELECTRONIC-COMPONENTS............      207,107       261,818
7,000    Toyota Motor Corp. -- AUTOMOBILE MANUFACTURERS....      296,741       347,814
3,000    Trend Micro, Inc. -- COMPUTER-SOFTWARE............      154,255       449,688
2,000    Yamada Denki Co. Ltd. -- RETAIL-ELECTRIC PRODUCTS,
           RADIO, TV, AUDIO................................       45,274       166,551
                                                             -----------   -----------
                                                               5,575,813     7,357,950
                                                             -----------   -----------
         MEXICO - 2.29%
3,000    Grupo Televisa S.A. GDR (a) -- BROADCASTING.......      116,205       190,313
4,000    Telefonos de Mexico S.A. ADR
           Class L -- TELECOMMUNICATIONS...................      249,245       235,250
167,000  Wal-Mart de Mexico S.A. de
           CV (a) -- RETAIL-GROCERY........................      291,651       372,550
                                                             -----------   -----------
                                                                 657,101       798,113
                                                             -----------   -----------
         NETHERLANDS - 8.03%
6,000    ASM Lithography Holding
           N.V. (a) -- ELECTRONIC-CONTROLS AND EQUIPMENT...      128,362       240,000
1,000    Getronics N.V. -- BUSINESS SERVICES...............       40,838        59,781
8,000    IHC Caland N.V. -- OIL AND GAS FIELD SERVICES.....      356,990       324,423
3,900    ING Groep N.V. -- BANKS...........................      215,474       213,315
4,208    Koninklijke Philips Electronics N.V.
           ADR -- ELECTRONIC-COMPONENTS....................       91,773       187,782
10,000   KPNQwest N.V. (a) -- TELEPHONE SERVICES...........      208,480       416,464
5,500    Royal Dutch Petroleum Co. NY Shares -- OIL-CRUDE
           PETROLEUM AND GAS...............................      311,872       315,563
6,000    United Pan-Europe Communications
           N.V. (a) -- CABLE TELEVISION....................       65,540       218,876
7,000    Versatel Telecom International
           N.V. (a) -- TELEPHONE SERVICES..................       73,794       281,318
5,200    VNU N.V. -- PUBLISHING............................      260,992       278,876
10,500   Vopak N.V. -- TRANSPORTATION SERVICES.............      262,082       262,660
                                                             -----------   -----------
                                                               2,016,197     2,799,058
                                                             -----------   -----------

FORTIS WORLDWIDE PORTFOLIOS, INC.
INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
Schedule of Investments
April 30, 2000 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                             Market
Shares                                                         Cost (b)     Value (c)
-------                                                      ------------  -----------
         NORWAY - 1.45%
20,000   Petroleum Geo-Services ADR (a) -- OIL AND GAS
           FIELD SERVICES..................................  $   377,826   $   325,000
15,000   Stolt Comex Seaway S.A. (a) -- OIL AND GAS FIELD
           SERVICES........................................      240,937       180,938
                                                             -----------   -----------
                                                                 618,763       505,938
                                                             -----------   -----------
         RUSSIA - 0.19%
2,000    Vimpel-Communications ADR (a) -- TELEPHONE
           SERVICES........................................       29,995        67,000
                                                             -----------   -----------
         SINGAPORE - 1.61%
13,500   ST Assembly Test Services Ltd.
           ADR (a) -- ELECTRONIC-SEMICONDUCTOR.............      283,500       562,781
                                                             -----------   -----------
         SOUTH AFRICA - 0.70%
35,000   Sappi Ltd. -- PAPER...............................      291,952       245,225
                                                             -----------   -----------
         SOUTH KOREA - 1.10%
4,400    Korea Electric Power Corp.
           ADR -- UTILITIES-ELECTRIC.......................       60,915        72,050
12,000   Korea Thrunet Co. Ltd. Class A (a) -- ON-LINE
           INFORMATION SERVICES............................      216,000       310,500
                                                             -----------   -----------
                                                                 276,915       382,550
                                                             -----------   -----------
         SPAIN - 4.07%
3,666    Banco Bilbao Vizcaya Argentaria S.A. -- BANKS.....       44,419        50,112
8,000    Jazztel plc ADR (a) -- TELECOMMUNICATIONS.........      139,576       416,000
1,000    Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS........       20,479        20,504
10,000   Repsol S.A. ADR -- OIL-CRUDE PETROLEUM AND GAS....      208,254       206,250
2,991    Telefonica S.A. ADR -- TELEPHONE SERVICES.........      154,034       198,154
8,500    Terra Networks S.A. (a) -- ON-LINE INFORMATION
           SERVICES........................................      114,113       527,119
                                                             -----------   -----------
                                                                 680,875     1,418,139
                                                             -----------   -----------
         SWEDEN - 1.73%
6,600    Effnet Group
           AB (a) (e) -- COMPUTER-COMMUNICATION
           EQUIPMENT.......................................      250,222       294,873
3,500    Ericsson (L.M.) Telephone Co. Class B
           ADR -- TELECOMMUNICATION EQUIPMENT..............      105,375       309,531
                                                             -----------   -----------
                                                                 355,597       604,404
                                                             -----------   -----------
         SWITZERLAND - 0.96%
   25    Roche Holding AG -- DRUGS.........................      284,698       261,697
  300    UBS AG -- BANKS...................................       88,662        73,670
                                                             -----------   -----------
                                                                 373,360       335,367
                                                             -----------   -----------
         TAIWAN - 1.09%
5,000    GigaMedia Ltd. (a) -- ON-LINE INFORMATION
           SERVICES........................................      135,000       120,000
5,000    Taiwan Semiconductor Manufacturing Co. Ltd.
           ADR (a) -- ELECTRONIC-SEMICONDUCTOR.............      134,603       261,563
                                                             -----------   -----------
                                                                 269,603       381,563
                                                             -----------   -----------
         UNITED KINGDOM - 7.59%
46,000   ARM Holdings plc
           (a) -- ELECTRONIC-SEMICONDUCTOR................        22,333       471,474
6,000    BP Amoco plc ADR -- OIL-CRUDE PETROLEUM AND GAS...      316,828       306,000
  800    British Telecommunications plc ADR -- TELEPHONE
           SERVICES........................................      139,960       146,400
6,000    HSBC Holdings plc -- BANKS........................       71,679        67,016
7,810    New Dixons Group plc -- RETAIL-ELECTRIC PRODUCTS,
           RADIO, TV, AUDIO................................       24,604        31,897
45,000   Nycomed Amersham plc -- MEDICAL TECHNOLOGY........      391,811       345,743
1,500    Pearson plc -- PUBLISHING.........................       20,729        51,498
19,000   Royal Bank of Scotland Group plc -- BANKS.........      301,845       296,272
16,363   Telewest Communications plc (a) (e) -- CABLE
           TELEVISION......................................       50,014       100,755
40,000   Thus plc (a) (e) -- ON-LINE INFORMATION
           SERVICESE.......................................      201,959       234,094
88,446   Vodafone AirTouch plc -- TELECOMMUNICATIONS.......      227,018       407,589
4,000    Vodafone AirTouch plc ADR -- TELECOMMUNICATIONS...      144,468       188,000
                                                             -----------   -----------
                                                               1,913,248     2,646,738
                                                             -----------   -----------
         UNITED STATES - 5.79%
2,000    AsiaInfo Holdings,
           Inc. (a) -- COMPUTER-SOFTWARE...................       48,000        87,000
1,800    Comverse Technology,
           Inc. (a) -- ELECTRONIC-SEMICONDUCTOR............       59,963       160,538
9,000    Enron Corp. -- NATURAL GAS TRANSMISSIONS..........      506,156       627,188
6,000    Global TeleSystems Group, Inc. (a) -- TELEPHONE
           SERVICES........................................      118,408        87,375
2,600    Phone.com, Inc. (a) -- COMPUTER-SOFTWARE..........       20,800       218,400

--------------------------------------------------------------------------------

                                                                             Market
Shares                                                         Cost (b)     Value (c)
-------                                                      ------------  -----------
5,000    Schlumberger Ltd. -- OIL AND GAS FIELD SERVICES...  $   399,238   $   382,813
3,500    StarMedia Network, Inc. (a) -- ON-LINE INFORMATION
           SERVICES........................................       52,500        76,563
8,000    UTStarcom, Inc. (a) -- TELECOMMUNICATIONS.........      144,000       380,000
                                                             -----------   -----------
                                                               1,349,065     2,019,877
                                                             -----------   -----------
         TOTAL COMMON STOCKS...............................  $22,977,854   $30,453,783
                                                             ===========   ===========

PREFERRED STOCKS - 1.51%
--------------------------------------------------------------------------------

                                                                              Market
Shares                                                          Cost (b)     Value (c)
-------                                                       ------------  -----------
          BRAZIL - 0.68%
10,000    Petroleo Brasileiro S.A. ADR
            Preferred -- OIL-CRUDE PETROLEUM AND GAS........  $   177,062   $   236,914
                                                              -----------   -----------
          GERMANY - 0.83%
  500     SAP AG Preferred  -- COMPUTER-SOFTWARE............      294,657       290,021
                                                              -----------   -----------
          TOTAL PREFERRED STOCKS............................      471,719       526,935
                                                              ===========   ===========
          TOTAL LONG-TERM INVESTMENTS.......................  $23,449,573   $30,980,718
                                                              ===========   ===========

SHORT-TERM INVESTMENTS - 16.20%
--------------------------------------------------------------------------------

   Principal                                                     Market
     Amount                                                     Value (c)
   ----------                                                  -----------
               BANKS - 4.16%
   $1,450,835  U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.87%........   $ 1,450,835
                                                               -----------
               DIVERSIFIED FINANCE -- 4.88%
   1,704,000   Associates Corp. Master Variable Rate Note,
                 Current rate -- 5.97%......................     1,704,000
                                                               -----------
               U.S. GOVERNMENT AGENCY - 7.16%
   1,500,000   Federal Home Loan Mortgage Corp., 5.99%,
                 5-5-2000...................................     1,498,775
   1,000,000   Federal Home Loan Mortgage Corp., 6.01%,
                 5-16-2000..................................       997,378
                                                               -----------
                                                                 2,496,153
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................     5,650,988
                                                               ===========
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $29,100,561) (b)...........................   $36,631,706
                                                               ===========

 (a) Presently not paying dividend income.
 (b) At April 30, 2000, the cost of securities for federal income tax purposes was $29,100,561 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 8,437,868
Unrealized depreciation.....................................     (906,723)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 7,531,145
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statement regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of total market value to total net assets.
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date Acquired     Shares/Par     Security                                               Cost Basis
-------------     ----------     --------                                               ----------
1999                   6,600     Effnet Group AB                                         $ 250,222
1999                   1,170     Fancl Corp.                                               280,359
1998                   2,000     Fujitsu Support and Service, Inc.                          31,414
1999                  16,363     Telewest Communications plc                                50,014
1999                  40,000     Thus plc                                                  201,959
1998                     700     Vestas Wind Systems A/S                                    28,631

       The value of these securities at April 30, 2000, was $1,330,534 which represents 3.81% of total net assets.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Assets and Liabilities

(Unaudited)

April 30, 2000

--------------------------------------------------------------------------------

                                                                   GLOBAL      INTERNATIONAL
                                                                   GROWTH         EQUITY
                                                                 PORTFOLIO       PORTFOLIO
                                                                 ---------     -------------
  ASSETS:
    Investments in securities, as detailed in the accompanying schedules, at market (cost $104,226,208; $29,100,561)
      (Note 1)................................................  $216,003,339    $36,631,706
    Collateral for securities lending transactions (Note 1)...    25,610,128             --
    Receivables:
      Unrealized appreciation on foreign currency contracts...            --          2,119
      Investment securities sold..............................       348,688        276,854
      Interest and dividends..................................       202,453         49,293
      Subscriptions of capital stock..........................        21,572         38,319
    Deferred registration costs (Note 1)......................        25,350         21,935
    Deferred organization costs (Note 1)......................            --         13,735
    Prepaid expenses..........................................         2,642          2,896
                                                                ------------    -----------
  TOTAL ASSETS................................................   242,214,172     37,036,857
                                                                ------------    -----------
  LIABILITIES:
    Unrealized depreciation on forward foreign currency
      contracts (Note 1 and 3)................................           596         23,784
    Payable upon return of securities loaned (Note 1).........    25,610,128             --
    Payable for investment securities purchased...............       413,000      2,098,873
    Redemptions of capital stock..............................        20,222             --
    Payable for investment advisory and management fees (Note
      2)......................................................       179,813         28,939
    Payable for distribution fees (Note 2)....................         7,711          1,374
    Accounts payable and accrued expenses.....................        62,602          6,336
                                                                ------------    -----------
  TOTAL LIABILITIES...........................................    26,294,072      2,159,306
                                                                ------------    -----------
  NET ASSETS:
    Net proceeds of capital stock, par value $.01 per share --
      authorized 10,000,000,000; 10,000,000,000 shares;
      respectively............................................    96,038,684     26,872,590
    Unrealized appreciation of investments in securities and
      the translation of asset and liablities denominated
      foreign currency........................................   111,763,851      7,531,054
    Undistributed net investment loss.........................    (1,152,386)       (82,874)
    Accumulated net realized gain from the sale of investments
      and foreign currency transactions.......................     9,269,951        556,781
                                                                ------------    -----------
  TOTAL NET ASSETS............................................  $215,920,100    $34,877,551
                                                                ============    ===========
  SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
  Class A shares (based on net assets of $162,127,492 and
    $24,066,714; respectively and 4,592,151 and 1,020,423
    shares outstanding; respectively).........................        $35.31         $23.59
                                                                ------------    -----------
  Class B shares (based on net assets of $19,292,433 and
    $3,866,921; respectively and 570,697 and 165,462 shares
    outstanding; respectively)................................        $33.81         $23.37
                                                                ------------    -----------
  Class C shares (based on net assets of $7,001,976 and
    $2,163,173; respectively and 206,376 and 92,552 shares
    outstanding; respectively)................................        $33.93         $23.37
                                                                ------------    -----------
  Class H shares (based on net assets of $27,498,199 and
    $4,780,743; respectively and 813,365 and 204,773 shares
    outstanding; respectively)................................        $33.81         $23.35
                                                                ------------    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Operations

(Unaudited)

For the Six-Month Period Ended April 30, 2000

--------------------------------------------------------------------------------

                                                                   GLOBAL      INTERNATIONAL
                                                                   GROWTH         EQUITY
                                                                 PORTFOLIO       PORTFOLIO
                                                                 ---------     -------------
  NET INVESTMENT LOSS
    Income:
      Interest income.........................................  $   248,038     $   98,810
      Dividend income (Net of foreign witholding taxes of
       $24,088 and $5,985, respectively)......................      260,639         60,644
      Fee income (Note 1).....................................       18,730             --
                                                                -----------     ----------
    Total income..............................................      527,407        159,454
                                                                -----------     ----------
    Expenses:
      Investment advisory and management fees (Note 2)........    1,081,715        138,612
      Distribution fees (Class A) (Note 2)....................      203,793         24,871
      Distribution fees (Class B) (Note 2)....................       93,629         13,106
      Distribution fees (Class C) (Note 2)....................       34,670          7,609
      Distribution fees (Class H) (Note 2)....................      138,242         18,413
      Registration fees (Note 2)..............................       20,637         23,752
      Shareholders' notices and reports.......................       49,727          1,541
      Legal and auditing fees.................................       13,675          4,873
      Custodian fees..........................................       17,156          4,973
      Directors' fees and expenses............................        6,961            517
      Amortization of organization costs (Note 1).............           --          2,408
      Other...................................................        5,718            142
                                                                -----------     ----------
    Total expenses............................................    1,665,923        240,817
      Less waived and reimbursable expenses (Note 2)..........      (10,218)            --
                                                                -----------     ----------
    Net expenses..............................................    1,655,705        240,817
                                                                -----------     ----------
  NET INVESTMENT LOSS.........................................   (1,128,298)       (81,363)
                                                                -----------     ----------
  REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
    CURRENCY (NOTE 1):
    Net Realized gain (loss) from:
      Investments.............................................    9,294,232        557,053
      Foreign currency transactions...........................      (24,088)        (1,511)
                                                                -----------     ----------
  NET REALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS..............................................    9,270,144        555,542
                                                                -----------     ----------
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
    Investments...............................................   35,100,422      4,137,921
    Translation of assets and liabilities denominated in
      foreign currency........................................      (12,035)          (290)
                                                                -----------     ----------
  NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS AND
    FOREIGN CURRENCY TRANSACTIONS.............................   35,088,387      4,137,631
                                                                -----------     ----------
  NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY................   44,358,531      4,693,173
                                                                -----------     ----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $43,230,233     $4,611,810
                                                                ===========     ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Changes in Net Assets

                                                   GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                 FOR THE
                                                                SIX-MONTH         FOR THE
                                                               PERIOD ENDED     YEAR ENDED
                                                              APRIL 30, 2000    OCTOBER 31,
                                                               (UNAUDITED)         1999
                                                              --------------       ----
OPERATIONS:
  Net investment loss.......................................   $ (1,128,298)   $  (1,207,461)
  Net realized gain on investments and foreign currency
    transactions............................................      9,270,144       20,959,969
  Net change in unrealized appreciation on investments and
    foreign currency........................................     35,088,387       27,669,330
                                                               ------------    -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     43,230,233       47,421,838
                                                               ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments
    Class A.................................................    (14,846,713)              --
    Class B.................................................     (1,748,869)              --
    Class C.................................................       (655,730)              --
    Class H.................................................     (2,622,882)              --
                                                               ------------    -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................    (19,874,194)              --
                                                               ------------    -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (942,117 and 4,879,613 shares)..................     35,124,743      127,633,641
    Class B (84,920 and 83,217 shares)......................      3,038,507        2,157,182
    Class C (24,645 and 1,178,211 shares)...................        885,661       31,361,408
    Class H (72,226 and 98,991 shares)......................      2,587,063        2,541,509
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (437,748 and 0 shares)..........................     14,506,983               --
    Class B (54,302 and 0 shares)...........................      1,727,900               --
    Class C (20,180 and 0 shares)...........................        644,334               --
    Class H (81,772 and 0 shares)...........................      2,602,809               --
  Less cost of repurchase of shares
    Class A (957,128 and 5,488,888 shares)..................    (35,716,479)    (144,495,487)
    Class B (58,590 and 111,406 shares).....................     (2,092,507)      (2,845,259)
    Class C (16,525 and 1,222,259 shares)...................       (581,578)     (32,536,494)
    Class H (71,362 and 190,306 shares).....................     (2,522,467)      (4,871,082)
                                                               ------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
  TRANSACTIONS..............................................     20,204,969      (21,054,582)
                                                               ------------    -------------
TOTAL INCREASE IN NET ASSETS................................     43,561,008       26,367,256
NET ASSETS:
  Beginning of period.......................................    172,359,092      145,991,836
                                                               ------------    -------------
  End of period (includes undistributed net investment loss
    of $1,152,386 and $0, respectively).....................   $215,920,100    $ 172,359,092
                                                               ============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Changes in Net Assets

                                               INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                 FOR THE
                                                                SIX-MONTH        FOR THE
                                                               PERIOD ENDED     YEAR ENDED
                                                              APRIL 30, 2000   OCTOBER 31,
                                                               (UNAUDITED)         1999
                                                              --------------       ----
OPERATIONS:
  Net investment loss.......................................    $   (81,363)   $   (19,738)
  Net realized gain on investments and foreign currency
    transactions............................................        555,542        223,901
  Net change in unrealized appreciation of investments and
    foreign currency........................................      4,137,631      3,367,410
                                                                -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........      4,611,810      3,571,573
                                                                -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................             --        (32,918)
    Class B.................................................             --           (483)
    Class C.................................................             --           (104)
    Class H.................................................             --           (977)
  From net realized gains on investments
    Class A.................................................        (90,927)            --
    Class B.................................................         (9,792)            --
    Class C.................................................         (5,404)            --
    Class H.................................................        (15,691)            --
                                                                -----------    -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................       (121,814)       (34,482)
                                                                -----------    -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (663,445 and 546,092 shares)....................     16,102,807      7,678,118
    Class B (149,750 and 50,148 shares).....................      3,697,162        726,902
    Class C (65,702 and 34,331 shares)......................      1,645,527        516,579
    Class H (132,639 and 77,598 shares).....................      3,227,851      1,142,843
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A (3,928 and 2,974 shares)........................         89,631         32,865
    Class B (430 and 43 shares).............................          9,753            483
    Class C (238 and 9 shares)..............................          5,391            104
    Class H (678 and 88 shares).............................         15,270            973
  Less cost of repurchase of shares
    Class A (246,129 and 274,307 shares)....................     (6,012,988)    (3,733,662)
    Class B (40,996 and 7,802 shares).......................     (1,038,194)      (117,721)
    Class C (8,409 and 2,320 shares)........................       (211,379)       (29,273)
    Class H (25,357 and 6,764 shares).......................       (615,091)       (87,457)
                                                                -----------    -----------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........     16,915,740      6,130,754
                                                                -----------    -----------
TOTAL INCREASE IN NET ASSETS................................     21,405,736      9,667,845
NET ASSETS:
  Beginning of period.......................................     13,471,815      3,803,970
                                                                -----------    -----------
  End of period (includes undistributed net investment loss
    of $82,874 and $0, respectively)........................    $34,877,551    $13,471,815
                                                                ===========    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The portfolios are non-diversified series of Fortis Worldwide Portfolios, Inc., ("Fortis Worldwide"), an open-end management investment company. The primary investment objective of each of the portfolios is long-term capital appreciation, with current income as a secondary objective. The Global Growth Portfolio ("Global Growth") seeks to achieve its objective primarily by investing in a global portfolio of equity securities, allocated among the markets of the U.S. and other, possibly diverse, countries and regions of the world. The International Equity Portfolio ("International Equity") seeks to achieve its objective by investing primarily in equity securities of non-U.S. companies. The articles of incorporation of Fortis Worldwide Portfolios, Inc. permits the Board of Directors to create additional portfolios in the future. The portfolios offer Class A, Class B, Class C and Class H shares. The Global Growth Portfolio began to issue multiple class shares effective November 14, 1994. The inception of International Equity Portfolio was January 27, 1998, and the date shares were first offered to the public was March 2, 1998. Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the portfolios are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on U.S. or foreign securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The portfolios may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the portfolios and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The portfolios are subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method.

   For the six-month period ended April 30, 2000, the cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $28,369,427 and $30,346,734 for Global Growth Portfolio; and $18,682,526 and $3,560,170 for International Equity Portfolio, respectively.

   LENDING OF PORTFOLIO SECURITIES: At April 30, 2000, securities valued at $24,918,485 were on loan to brokers from the Global Growth Portfolio. For collateral, the Global Growth Portfolio's custodian received $25,610,128 in cash which is maintained in a separate account and invested in short term investment vehicles. Fee income from securities lending amounted to $18,730 for the six-month period ended April 30, 2000. The risks to the portfolios in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   FEDERAL TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, each portfolio intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   Net investment income and net realized gains may differ for financial statement and tax purposes because of foreign exchange gains and losses, treatment of net investment losses and other book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the portfolios.

--------------------------------------------------------------------------------

   On the Statement of Assets and Liabilities, due to permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in a net reclassification adjustment to reduce paid-in-capital by the following:

                                                               Undistributed     Accumulated
                                                    Paid-In    Net Investment    Net Realized
                                                    Capital        Income           Gains
   ------------------------------------------------------------------------------------------
   Global Growth Portfolio......................    $    --      $ (24,088)        $24,088
   International Equity Portfolio...............    $    --      $  (1,511)        $ 1,511

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of the portfolios to generally pay annual distributions from net investment income, if any, and make distributions of any realized capital gains as required by law. These income and capital gains distributions are distributed on the record date and are reinvested in additional shares of the portfolio at net asset value or payable in cash without any charge to the shareholder.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period. Organizational costs were incurred with the commencement of operations of the International Equity Portfolio. These costs are being amortized over 60 months on a straight line basis.

   ILLIQUID SECURITIES: At April 30, 2000, investments in securities for the funds included issues that are illiquid. Global Growth and International Equity currently limit investments in illiquid securities to 15% of total net assets, at market value, at date of purchase. The aggregate values of such securities at April 30, 2000, were $2,857,103 for Global Growth and $1,330,534 for International Equity which represents 1.32% and 3.81% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   BANK BORROWINGS: Several Fortis Funds including the Global Growth Portfolio and International Equity Portfolio have a revolving credit agreement with Norwest Bank Minnesota N.A., whereby the portfolios are permitted to have a bank borrowing for temporary and emergency purposes to meet large redemption requests by shareholders; and cover securities purchased when matched or when earlier trades have failed. The agreement, which enables the portfolios to participate with other Fortis Funds, permits borrowings up to $25 million, collectively. Interest is expensed to each participating fund based on its borrowings and will be calculated at the borrowers' option of: 1) the Prime Index; 2) the Federal Funds rate plus a "Margin" of 37.5 basis points, or; 3) the Libor rate plus a "Margin" of 37.5 basis points. The Prime index is defined as the higher of: A) the rate that Norwest Bank Minnesota N.A. announces from time to time as its prime rate or B) the Federal Funds rate plus 50 basis points. Each portfolio pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The Global Growth and International Equity Portfolios had no borrowings during the six-month period ended April 30, 2000.

   OTHER: At April 30, 2000 Fortis Advisors, Inc. owned 211,983 shares of the International Equity Portfolio.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the portfolios. Investment advisory and management fees are computed at an annual rate of 1.0% of the first $500 million of average daily net assets, and .9% on assets in excess of $500 million for the portfolios.

   In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc. (the Funds' principal underwriter) distribution fees equal to .25% (Class A) and 1.00% (Class B, C and H) of average daily net assets (of the respective classes of each of the portfolios) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc. also received sales charges (paid by purchasers or redeemers of the fund's shares) aggregating $244,604 and $202,791 for Class A, $20,153 and $512 for Class B, $552 and $268 for Class C, and $24,135 and $1,936 for Class H for the Global Growth and International Equity Portfolios, respectively, for the six-month period ended April 30, 2000.

   Advisers waived expenses for 12b-1 fees charged in excess of the National Association of Securities Dealers limitations. For the year ended October 31, 1999 and for the six-month period ended April 30, 2000, Advisers waived $5,868 and $10,218, respectively, for Global Growth Class C shares.

   Legal fees and expenses aggregating $3,481 and $149 for the Global Growth and International Equity portfolios, respectively, for the six-month period ended April 30, 2000, were paid to a law firm of which the secretary of the portfolios is a partner.

3. FORWARD FOREIGN CURRENCY CONTRACTS: At April 30, 2000, the portfolios entered into forward foreign currency exchange contracts that obligated the portfolios to receive currencies at a specified future date. The unrealized depreciation of $596 and $21,665 for Global Growth and International Equity Portfolio on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

FORTIS WORLDWIDE PORTFOLIOS, INC.

--------------------------------------------------------------------------------

   GLOBAL GROWTH PORTFOLIO
   ------------------------------------------------------------------------------------------------------------------
                                              U.S. Dollar                               U.S. Dollar
                         Currency To          Value As Of          Currency To          Value As Of    Appreciation/
    Settle Date          Be Delivered        April 30, 2000        Be Received         April 30, 2000  (Depreciation)
   ------------------------------------------------------------------------------------------------------------------
   May 8, 2000            37,684,480           $  348,688            348,092             $  348,092       $  (596)
                         Japanese Yen                               U.S.Dollar
                                               ----------                                ----------       -------
                                               $  348,688                                $  348,092       $  (596)
                                               ----------                                ----------       -------

   INTERNATIONAL EQUITY PORTFOLIO
   ------------------------------------------------------------------------------------------------------------------
                                              U.S. Dollar                               U.S. Dollar
                         Currency To          Value As Of          Currency To          Value As Of    Appreciation/
    Settle Date          Be Delivered        April 30, 2000        Be Received         April 30, 2000  (Depreciation)
   ------------------------------------------------------------------------------------------------------------------
   May 31, 2000            137,626             $  125,419            127,538             $  127,538       $  2,119
                             Euro                                  U.S. Dollar
   May 8, 2000            3,532,920                32,690             32,625                 32,625            (65)
                         Japanese Yen                              U.S. Dollar
   May 1, 2000              77,757                 77,757            115,080                 77,668            (89)
                         U.S. Dollar                             Canadian Dollar
   May 1, 2000             202,271                202,271            218,784                199,378         (2,893)
                         U.S. Dollar                                   Euro
   May 2, 2000             133,547                133,547            145,636                132,718           (829)
                         U.S. Dollar                                   Euro
   May 31, 2000            618,036                618,036            669,069                609,723         (8,313)
                         U.S. Dollar                                   Euro
   May 5, 2000             272,625                272,625            172,525                269,968         (2,657)
                         U.S. Dollar                          British Pound Sterling
   May 1, 2000             454,572                454,572           48,162,055              445,634         (8,938)
                         U.S. Dollar                               Japanese Yen
                                               ----------                                ----------       --------
                                               $1,916,917                                $1,895,252       $(21,665)
                                               ----------                                ----------       --------

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Portfolios was as follows:

                                                                            Class A
                                          ---------------------------------------------------------------------------
                                                                    Year Ended October 31,
                                          ---------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO                     2000**         1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  31.23      $  23.18     $  23.92     $  21.28     $  18.24     $ 14.78
                                           --------      --------     --------     --------     --------     -------
Operations:
  Investment income (loss) - net........       (.16)         (.17)        (.12)        (.07)        (.06)       (.09)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............       7.85          8.22         (.62)        2.71         3.10        3.55
                                           --------      --------     --------     --------     --------     -------
Total from operations...................       7.69          8.05         (.74)        2.64         3.04        3.46
                                           --------      --------     --------     --------     --------     -------
Distributions to shareholders:
  From net realized gains on investments
    and foreign currency transactions...      (3.61)           --           --           --           --          --
                                           --------      --------     --------     --------     --------     -------
Net asset value, end of period..........   $  35.31      $  31.23     $  23.18     $  23.92     $  21.28     $ 18.24
                                           --------      --------     --------     --------     --------     -------
Total return @..........................      25.38%        34.73%       (3.09%)      12.41%       16.67%      23.41%
Net assets end of period (000s
  omitted)..............................   $162,127      $130,195     $110,772     $125,268     $107,607     $68,302
Ratio of expenses to average daily net
  assets................................       1.36%*        1.41%        1.42%        1.44%        1.51%       1.73%
Ratio of net investment income (loss) to
  average daily net assets..............       (.89%)*       (.60%)       (.44%)       (.29%)       (.33%)      (.55%)
Portfolio turnover rate.................         14%           49%          29%          30%          18%         27%

                                                                        Class B
                                          -------------------------------------------------------------------
                                                                Year Ended October 31,
                                          -------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO                    2000**         1999        1998        1997       1996      1995+
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 30.13      $ 22.54     $ 23.42     $ 20.98     $18.12     $14.60
                                           -------      -------     -------     -------     ------     ------
Operations:
  Investment income (loss) - net........      (.56)        (.63)       (.26)       (.27)      (.24)      (.09)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............      7.85         8.22        (.62)       2.71       3.10       3.61
                                           -------      -------     -------     -------     ------     ------
Total from operations...................      7.29         7.59        (.88)       2.44       2.86       3.52
                                           -------      -------     -------     -------     ------     ------
Distributions to shareholders:
  From net realized gains on investments
    and foreign currency transactions...     (3.61)          --          --          --         --         --
                                           -------      -------     -------     -------     ------     ------
Net asset value, end of period..........   $ 33.81      $ 30.13     $ 22.54     $ 23.42     $20.98     $18.12
                                           -------      -------     -------     -------     ------     ------
Total return @..........................     24.94%       33.67%      (3.76%)     11.63%     15.78%     24.11%
Net assets end of period (000s
  omitted)..............................   $19,292      $14,766     $11,680     $11,446     $5,735     $  991
Ratio of expenses to average daily net
  assets................................      2.11%*       2.16%       2.17%       2.19%      2.26%      2.48%*
Ratio of net investment income (loss) to
  average daily net assets..............     (1.64%)*     (1.35%)     (1.19%)     (1.03%)     (.99%)    (1.42%)*
Portfolio turnover rate.................        14%          49%         29%         30%        18%        27%

*      Annualized.
**     Six-month period ended April 30, 2000.
@ These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
+ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.

FORTIS WORLDWIDE PORTFOLIOS, INC.

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                            Class C
                                          ---------------------------------------------------------------------------
                                                                    Year Ended October 31,
                                          ---------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO                     2000**              1999           1998       1997       1996      1995+
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $30.19             $22.55         $23.43     $21.00     $18.13     $14.60
                                            ------             ------         ------     ------     ------     ------
Operations:
  Investment income (loss) - net........      (.50)              (.58)          (.26)      (.28)      (.23)      (.09)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............      7.85               8.22           (.62)      2.71       3.10       3.62
                                            ------             ------         ------     ------     ------     ------
Total from operations...................      7.35               7.64           (.88)      2.43       2.87       3.53
                                            ------             ------         ------     ------     ------     ------
Distributions to shareholders:
  From net realized gains on investments
    and foreign currency transactions...     (3.61)                --             --         --         --         --
                                            ------             ------         ------     ------     ------     ------
Net asset value, end of period..........    $33.93             $30.19         $22.55     $23.43     $21.00     $18.13
                                            ------             ------         ------     ------     ------     ------
Total return @..........................     25.09%             33.88%         (3.76%)    11.57%     15.83%     24.18%
Net assets end of period (000s
  omitted)..............................    $7,002             $5,375         $5,009     $4,664     $3,087     $  434
Ratio of expenses to average daily net
  assets................................      1.81%(a)*          2.04%(a)       2.17%      2.19%      2.26%      2.48%*
Ratio of net investment income (loss) to
  average daily net assets..............     (1.35%)(a)*        (1.23%)(a)     (1.20%)    (1.04%)     (.99%)    (1.55%)*
Portfolio turnover rate.................        14%                49%            29%        30%        18%        27%

                                                                         Class H
                                          ----------------------------------------------------------------------
                                                                  Year Ended October 31,
                                          ----------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO                    2000**         1999        1998        1997        1996       1995+
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 30.14      $ 22.54     $ 23.42     $ 20.99     $ 18.12      $14.60
                                           -------      -------     -------     -------     -------      ------
Operations:
  Investment income (loss) - net........      (.57)        (.62)       (.26)       (.28)       (.23)       (.09)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............      7.85         8.22        (.62)       2.71        3.10        3.61
                                           -------      -------     -------     -------     -------      ------
Total from operations...................      7.28         7.60        (.88)       2.43        2.87        3.52
                                           -------      -------     -------     -------     -------      ------
Distributions to shareholders:
  From net realized gains on investments
    and foreign currency transactions...     (3.61)          --          --          --          --          --
                                           -------      -------     -------     -------     -------      ------
Net asset value, end of period..........   $ 33.81      $ 30.14     $ 22.54     $ 23.42     $ 20.99      $18.12
                                           -------      -------     -------     -------     -------      ------
Total return @..........................     24.90%       33.72%      (3.76%)     11.58%      15.84%      24.11%
Net assets end of period (000s
  omitted)..............................   $27,498      $22,023     $18,531     $18,690     $10,765      $2,141
Ratio of expenses to average daily net
  assets................................      2.11%*       2.16%       2.17%       2.19%       2.26%       2.48%*
Ratio of net investment income (loss) to
  average daily net assets..............     (1.64%)*     (1.35%)     (1.19%)     (1.04%)     (1.02%)     (1.46%)*
Portfolio turnover rate.................        14%          49%         29%         30%         18%         27%

*      Annualized.
**     Six-month period ended April 30, 2000.
@ These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
+ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.
(a) Advisers has waived expenses for 12b-1 fees charged in excess of National Association of Securities Dealers limitations. For the six-month period ended April 30, 2000, and the year ended
       October 31,1999, had the waivers not been made, ratios of expenses and net investment income to average daily net assets would have been 2.11% and 2.16% and (1.64%) and (1.35%) respectively, for Class C.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Notes to Financial Statements

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Portfolios was as follows:

                                                           Class A
                                          ------------------------------------------
                                                    Year Ended October 31,
                                          ------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO             2000**          1999             1998+
------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 17.14        $ 10.36           $10.46
                                           -------        -------           ------
Operations:
  Investment income (loss) - net........      (.04)            --              .02
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............      6.62           6.88             (.12)
                                           -------        -------           ------
Total from operations...................      6.58           6.88             (.10)
                                           -------        -------           ------
Distributions to shareholders:
  From investment income - net..........        --           (.10)              --
  From net realized gains on
    investments.........................      (.13)            --               --
                                           -------        -------           ------
Total distributions to shareholders.....      (.13)          (.10)              --
                                           -------        -------           ------
Net asset value, end of period..........   $ 23.59        $ 17.14           $10.36
                                           -------        -------           ------
Total return @..........................     38.41%         66.90%            (.96%)
Net assets end of period (000s
  omitted)..............................   $24,067        $10,267           $3,362
Ratio of expenses to average daily net
  assets................................      1.52%*         1.70%(a)         1.70%(a)*
Ratio of net investment income (loss) to
  average daily net assets..............      (.39%)*        (.18%)(a)         .57%(a)*
Portfolio turnover rate.................        15%            62%              43%

                                                         Class B
                                          -------------------------------------
                                                 Year Ended October 31,
                                          -------------------------------------
INTERNATIONAL EQUITY PORTFOLIO             2000**        1999           1998+
-------------------------------------------------------------------------------
Net asset value, beginning of period....   $17.05       $10.33         $10.45
                                           ------       ------         ------
Operations:
  Investment income (loss) - net........     (.17)        (.13)            --
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............     6.62         6.88           (.12)
                                           ------       ------         ------
Total from operations...................     6.45         6.75           (.12)
                                           ------       ------         ------
Distributions to shareholders:
  From investment income - net..........       --         (.03)            --
  From net realized gains on
    investments.........................     (.13)          --             --
                                           ------       ------         ------
Total distributions to shareholders.....     (.13)        (.03)            --
                                           ------       ------         ------
Net asset value, end of period..........   $23.37       $17.05         $10.33
                                           ------       ------         ------
Total return @..........................    37.85%       65.56%         (1.15%)
Net assets end of period (000s
  omitted)..............................   $3,867       $  959         $  143
Ratio of expenses to average daily net
  assets................................     2.27%*       2.45%(a)       2.45%(a)*
Ratio of net investment income (loss) to
  average daily net assets..............    (1.14%)*      (.93%)(a)      (.18%)(a)*
Portfolio turnover rate.................       15%          62%            43%

*      Annualized.
**     For the six-month period ended April 30, 2000.
+ For the period March 2, 1998 (date shares first offered to the public) to October 31, 1998.
@ These are the Funds total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.70% of the average daily net assets for Class A and 2.45% for Class B. For the year ended October 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 2.44% and (.92%) for class A and, 3.19% and (1.67%) for class B. For the period ended October 31, 1998, the ratios of expenses and net investment income to average daily net assets would have been 3.70% and (1.43%) for class A and, 4.45% and (2.18%) for class B.

FORTIS WORLDWIDE PORTFOLIOS, INC.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued):

                                                        Class C
                                          ------------------------------------
                                                 Year Ended October 31,
                                          ------------------------------------
INTERNATIONAL EQUITY PORTFOLIO             2000**        1999          1998+
------------------------------------------------------------------------------
Net asset value, beginning of period....   $17.05       $10.32         $10.45
                                           ------       ------         ------
Operations:
  Investment income (loss) - net........     (.17)        (.12)          (.01)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............     6.62         6.88           (.12)
                                           ------       ------         ------
Total from operations...................     6.45         6.76           (.13)
                                           ------       ------         ------
Distributions to shareholders:
  From investment income - net..........       --         (.03)            --
  From net realized gains on
    investments.........................     (.13)          --             --
                                           ------       ------         ------
Total distributions to shareholders.....     (.13)        (.03)            --
                                           ------       ------         ------
Net asset value, end of period..........   $23.37       $17.05         $10.32
                                           ------       ------         ------
Total return @..........................    37.85%       65.72%         (1.24%)
Net assets end of period (000s
  omitted)..............................   $2,163       $  597         $   31
Ratio of expenses to average daily net
  assets................................     2.27%*       2.45%(a)       2.45%(a)*
Ratio of net investment income (loss) to
  average daily net assets..............    (1.14%)*      (.93%)(a)      (.18%)(a)*
Portfolio turnover rate.................       15%          62%            43%

                                                       Class H
                                          ----------------------------------
                                                Year Ended October 31,
                                          ----------------------------------
INTERNATIONAL EQUITY PORTFOLIO            2000**       1999          1998+
----------------------------------------------------------------------------
Net asset value, beginning of period....  $17.03      $10.32         $10.45
                                          ------      ------         ------
Operations:
  Investment income (loss) - net........    (.17)       (.14)          (.01)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............    6.62        6.88           (.12)
                                          ------      ------         ------
Total from operations...................    6.45        6.74           (.13)
                                          ------      ------         ------
Distributions to shareholders:
  From investment income - net..........      --        (.03)            --
  From net realized gains on
    investments.........................    (.13)         --             --
                                          ------      ------         ------
Total distributions to shareholders.....    (.13)       (.03)            --
                                          ------      ------         ------
Net asset value, end of period..........  $23.35      $17.03         $10.32
                                          ------      ------         ------
Total return @..........................   37.90%      65.53%         (1.24%)
Net assets end of period (000s
  omitted)..............................  $4,781      $1,649         $  267
Ratio of expenses to average daily net
  assets................................    2.27%*      2.45%(a)       2.45%(a)*
Ratio of net investment income (loss) to
  average daily net assets..............   (1.14%)*     (.93%)(a)      (.18%)(a)*
Portfolio turnover rate.................      15%         62%            43%

*      Annualized.
**     For the six-month period ended April 30, 2000.
+ For the period March 2, 1998 (date shares first offered to the public) to October 31, 1998.
@ These are the Funds total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 2.45% of the average daily net assets for Class C and H. For the year ended October 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 3.19% and (1.67%) for class C and 3.19% and (1.67%) for class H. For the period ended October 31, 1998, the ratios of expenses and net investment income to average daily net assets would have been 4.45% and (2.18%) for class C and 4.45% and (2.18%) for class H.

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           PRESIDENT - FORTIS FINANCIAL GROUP,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           SENIOR VICE PRESIDENT, FORTIS
                                           INSURANCE COMPANY
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995,
                                           VICE PRESIDENT AND TREASURER,
                                           JOSTENS, INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel Schenker Shadko       MARKETING CONSULTANT. PRIOR TO MAY
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       U.S. Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE NATIONAL
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE MINNESOTA
                                                   PORTFOLIO
                                                   STRATEGIC INCOME FUND
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   INTERNATIONAL EQUITY
                                                   PORTFOLIO
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO
FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                       Empower Variable            DIVERSIFIED INCOME
                       Annuity                     SUBACCOUNT
                                                   MULTISECTOR BOND
                                                   SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   AMERICAN LEADERS
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   CAPITAL OPPORTUNITIES
                                                   SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK II
                                                   SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GLOBAL EQUITY SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   INVESTORS GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD
LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   MULTISECTOR BOND
                                                   SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   AMERICAN LEADERS
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   CAPITAL OPPORTUNITIES
                                                   SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK II
                                                   SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GLOBAL EQUITY SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   INVESTORS GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

             [LOGO]
             FORTIS

Solid partners, flexible solutions-SM-

Invest from a position of DISCIPLINED GROWTH

When you're looking for a disciplined growth approach to mutual fund investing, with a strict adherence to investment style, turn to Fortis. Our expert fund managers carefully and cautiously follow stringent buy and sell disciplines.

This disciplined approach to managing your money starts with rigorous, company-by-company research. It's the platform upon which we carefully craft each fund portfolio, spread risk through diversification and seek rewards through long-term performance.

FORTIS AND DISCIPLINE: IT'S A POWERFUL COMBINATION.

--------------------------------------------------------------------------------
FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today ... and tomorrow. You can count on it.

Fortis Financial Group provides a wide selection of investment products including annuities, life insurance and mutual funds. We're part of Fortis, Inc., a financial services company that provides speciality insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of the international Fortis group, which operates in the fields of insurance, banking and investments. Fortis' listed companies are Fortis (B) of Belgium and Fortis (NL) of the Netherlands.

Fortis: Steadfast for YOU!

FORTIS FINANCIAL GROUP

Fund management offered through
Fortis Advisors, Inc. since 1949

Securities offered through Fortis
Investors, Inc., member NASD, SIPC

Insurance products issued by
Fortis Benefits Insurance Company &
Fortis Insurance Company

P.O. Box 64284, St. Paul, MN 55164-0284
Telephone (800) 800-2000
http://www.ffg.us.fortis.com
--------------------------------------------------------------------------------

FORTIS FINANCIAL GROUP                                           ---------------
P.O. Box 64284                                                      PRSRT STD
St. Paul, MN 55164-0284                                           U.S. Postage
                                                                      PAID
                                                                 Permit No. 3794
Fortis international stock funds                                 Minneapolis, MN
                                                                 ---------------


The Fortis brandmark and Fortis-Registered Trademark- are servicemarks of Fortis (B) and Fortis (NL).

96407-C- Fortis, Inc. 12/99